UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2011

THE WILLIAMS COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 918/573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 23, 2011, the Williams Companies, Inc. (the “Company”) announced that it has made a proposal to the Special Committee of the Board of Directors of Southern Union Company (“Southern Union”) to acquire all of Southern Union’s outstanding common stock for $39 per share in cash.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company regarding the acquisition proposal.

Attached hereto as Exhibit 99.2 and incorporated herein by reference is a letter addressed to the Company from Barclays Bank PLC and Citigroup Global Markets Inc. regarding the potential financing of the Company’s proposed acquisition of Southern Union.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 23, 2011, announcing proposal to acquire Southern Union Company.

99.2	Letter, dated June 23, 2011, from Barclays Bank PLC and Citigroup Global Markets Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Assistant General Counsel and Corporate Secretary

DATED: June 23, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 23, 2011, announcing proposal to acquire Southern Union Company.

99.2	Letter, dated June 23, 2011, from Barclays Bank PLC and Citigroup Global Markets Inc.